Exhibit 99.6

Client Name:
Client Project Name:	BHLD 2019-1
Start - End Dates:	7/25/2018 - 1/11/2019
Deal Loan Count:	210

Waived Conditions Summary

Report Run Date:	2/19/2019 11:59 PM

Review Scope	Category	Code	Description	Count
Credit	DTI	CRDDTI2540	Missing verification of some or all components of non-subject PITI	1
Credit	LTV/CLTV	CRDLTV3024	LTV Exceeds Guideline Requirement by less than 5%	1
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	1
Property Valuations	Appraisal	PRVAAPPR175	Missing Review Appraisal required per guidelines	1
Property Valuations	Value	PRVAVALU153	Value Not Supported	1
Total				5

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